EXHIBIT 10(lx)

                           U.S. SUBSCRIPTION AGREEMENT


         THIS U.S. SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) ("SECTION 4(2)") FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "SECURITIES ACT").

                           --------------------------

         THIS U.S. SUBSCRIPTION AGREEMENT (this "Agreement") has been executed by the undersigned in connection with the private placement of up to a maximum of 500 shares of Series G Convertible Preferred Stock, par value $.01 (hereinafter referred to as the "Preferred Stock"), of Frederick Brewing Co., a corporation organized under the laws of the State of Maryland, Nasdaq SmallCap Market symbol "BLUE") (hereinafter referred to as the "Company"). The Preferred Stock being sold pursuant to this Agreement has not been registered under the Securities Act. In addition to such other terms as are set forth in this Agreement, the terms on which the Preferred Stock may be converted into shares of Common Stock, $.00004 par value, of the Company (the "Common Stock") and the other terms of the Preferred Stock are set forth in the Articles Supplementary of the Preferred Stock attached hereto as Annex I (the "Articles Supplementary"). The offer of the Preferred Stock and, if this Subscription Agreement is accepted by the Company, the sale of Preferred Stock is being made in reliance upon Section 4(2). (All dollar amounts in this Agreement are expressed in U.S. Dollars.)

         The undersigned Purchaser

         NAME:________________________________________________________________

         ADDRESS______________________________________________________________
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if applicable, a [Corporate] [Partnership] [Trusts] organized under the laws of
______________, a non USA Jurisdiction] hereinafter referred to as "Purchaser")

hereby represents and warrants to, and agrees with the Company as follows:

         1.       Agreement to Subscribe

                  a. Subscription. The undersigned Purchaser hereby subscribes to purchase_____________ shares of Preferred Stock, having a purchase price of $1,000 per share of Preferred Stock, at an aggregate purchase price of $_____________.

                  b. Form of Payment. Purchaser shall pay the purchase price for the Preferred Stock by delivering good funds in United States Dollars in accordance with Paragraph 1(c) below, to the Company.



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                  c.       Method of Payment. Payment of the purchase price for
                           the Preferred Stock shall be made by wire transfer of funds directly to the Company, upon which the Company shall deliver the certificates for the shares of Preferred Stock to the Purchaser (the "Closing Date"). Such delivery to the Purchaser shall be by hand delivery or by overnight courier to such address as the Purchaser may direct.

         2. Purchaser Representations: Access to Information; Independent Investigation

                  a. Purchaser Representations and Warranties. Purchaser represents and warrants to the Company as follows:

                                    (i)     Purchaser is either an "accredited
                                            investor" or a "sophisticated
                                            purchaser" as such terms are defined
                                            in Rule 501 promulgated under the
                                            Securities Act.

                                    (ii)    Purchaser is sufficiently
                                            experienced in financial and
                                            business matters to be capable of
                                            evaluating the merits and risks of
                                            its investments, and to make an
                                            informed decision relating thereto,
                                            and to protect its own interests in
                                            connection with the transaction.

                                    (iii)   Purchaser is purchasing the
                                            Preferred Stock for its own account
                                            or for the account of beneficiaries
                                            for whom the Purchaser has full
                                            investment discretion, each of which
                                            beneficiaries is bound to all of the
                                            terms and provisions hereof
                                            including all representations and
                                            warranties herein. Purchaser is
                                            purchasing the Preferred Stock for
                                            investment purposes only and not
                                            with an intent towards further sale
                                            or distribution thereof, and has not
                                            pre-arranged any sale with any other
                                            purchaser.

                                    (iv)    The Preferred Stock has not been
                                            registered under the Securities Act
                                            and may not be transferred, sold,
                                            assigned, hypothecated or otherwise
                                            disposed of, unless such transaction
                                            is the subject of a registration
                                            statement filed with and declared
                                            effective by the Securities and
                                            Exchange Commission (the "SEC") or
                                            unless an exemption from the
                                            registration requirements under the
                                            Securities Act such as Rule 144 is
                                            available. Purchaser represents and
                                            warrants and hereby agrees that all
                                            offers and sales of the Preferred
                                            Stock and the Common Stock issuable
                                            upon conversation thereof
                                            (collectively, the "Securities")
                                            shall be made only pursuant to such
                                            registration or to such exemption
                                            from registration.


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                                            No later than 60 days after the
                                            Closing Date, the Company shall file
                                            a registration statement on Form S-3
                                            under the Securities Act and under
                                            all applicable Blue Sky laws
                                            covering the Common Stock and to
                                            cause such registration statement to
                                            be declared effective, by
                                            acceleration, within 120 days
                                            thereafter, by the SEC, all at the
                                            Company's sole cost and expense.
                                            Such best efforts shall include
                                            promptly responding to all comments
                                            received by the staff of the SEC,
                                            providing Purchaser or its counsel
                                            with contemporaneous copies of all
                                            written communications form the
                                            staff of the SEC and promptly
                                            preparing and filing amendments to
                                            such registration statement which
                                            are responsive to the comments
                                            received from the staff of the SEC.
                                            Such registration statement shall
                                            name Purchaser as a selling
                                            shareholder and shall provide for
                                            the sale of the Common Stock by
                                            Purchaser or in the-over-the-counter
                                            market through or to securities
                                            brokers or dealers that may receive
                                            compensation in the form of
                                            discounts, concessions, or
                                            commissions. This obligation to
                                            register the Common Stock is in
                                            addition to the Company's
                                            registration obligation described in
                                            Section 10 hereunder. None of the
                                            foregoing shall in any way limit
                                            Purchaser's rights to sell the
                                            Common Stock in reliance on an
                                            exemption from the registration
                                            requirements under the Securities
                                            Act in connection with a particular
                                            transaction.

                                            In the event the Company either (a)
                                            fails to file a registration
                                            statement covering the Common Stock
                                            issuable upon conversion of the
                                            Preferred Stock, within 60 days of
                                            the first Closing Date or (b) fails
                                            to have such registration statement
                                            declared effective by the Securities
                                            and Exchange Commission within 120
                                            days of the first Closing Date, the
                                            Conversion Price shall be increased,
                                            in each case as liquidated damages
                                            and not as a penalty, to give the
                                            Holder upon conversion additional
                                            shares of common stock equal to 5%
                                            of the shares that would otherwise
                                            be issuable for each violation of
                                            the foregoing covenants.

                                            Regardless of whether the Company
                                            registers the resale of the Common
                                            Stock issuable upon conversion of
                                            the Preferred Stock, the Company
                                            will, upon the presentation of an
                                            opinion of the Purchaser's counsel,
                                            allow the Purchaser to offer and
                                            sell the shares of Common Stock in
                                            reliance on the provisions of Rule
                                            144, at the option of Purchaser.


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                                    (v)     Purchaser acknowledges that the
                                            purchase of the Securities involves
                                            a high degree of risk, is aware of
                                            the risks and further acknowledges
                                            that it can bear the economic risk
                                            of the Securities, including the
                                            total loss of its investment.

                                    (vi)    Purchaser understands that the
                                            Securities are being offered and
                                            sold to it reliance on an exemption
                                            from the registration requirements
                                            of the Securities Act, and that the
                                            Company is relying upon the truth
                                            and accuracy of the representations,
                                            warranties, agreements,
                                            acknowledgments and understandings
                                            of Purchaser set forth herein in
                                            order to determine the applicability
                                            of such safe harbor and the
                                            suitability of Purchaser to acquire
                                            the Securities.

                                    (vii)   Purchaser is purchasing the
                                            Securities for its own account or
                                            for the account of beneficiaries for
                                            whom Purchaser has full investment
                                            discretion and not with a view to,
                                            or for sale in connection with, any
                                            "distribution" (as such term is used
                                            in Section 2(11) of the Securities
                                            Act) thereof.

                                    (viii)  In evaluating its investment,
                                            Purchaser has consulted its own
                                            investment and/or legal and/or tax
                                            advisors.

                                    (ix)    Purchaser is not an underwriter or,
                                            or dealer in, the Securities, and
                                            Purchaser is not participation,
                                            pursuant to a contractual agreement,
                                            in the distribution of the
                                            Securities.

                           b. Current Public Information. Purchaser acknowledges that Purchaser has been furnished with or has acquired copies of the Company's most recent annual Report on the Form 10-K or 10-KSB filed with the Securities and Exchange Commission and the Forms 10-Q or 10- QSB and 8-K filed thereafter (collectively the "SEC Filings").

                           c. Independent Investigation; Access. Purchaser acknowledges that Purchaser, in making the decision to purchase the Preferred Stock subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested. Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

F:\WP\FREDERIC\REGNOV98.WPD
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                           d.       No Government Recommendation or Approval.
                                    Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Preferred Stock.

                           e. Entity Purchasers. If Purchaser is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

                                    (i)     He or she has made due inquiry to
                                            determine the truthfulness of the
                                            representations and warranties made
                                            pursuant to this Agreement.

                                    (ii)    He or she is duly authorized (if the
                                            undersigned is a trust, by the trust
                                            agreement) to make this investment
                                            and to enter into and execute this
                                            Agreement on behalf of such entity.

                           f. Non-Affiliate. Purchaser and any affiliate of Purchaser represent, warrant and covenant that they are not an affiliate of the Company.

                  3.       Issuer Representations

                           a. Reporting Company Status. The Company is a "Reporting Issuer". The Company is in full compliance, to the extent applicable, with all reporting obligations under either
                                    Section 12(b), 12(g), 13(a) or 15(d) of the
                                    Securities Exchange Act of 1934, as amended
                                    (the "Exchange Act"). The Company has
                                    registered its Common Stock pursuant to
                                    Section 12 of the Exchange Act, and the
                                    Common Stock is listed on the Nasdaq
                                    SmallCap Market, and the Company has
                                    received no notice, either oral or written, with respect to its continued eligibility for such listing other than as disclosed to Purchaser. The Company has taken all such steps as may be necessary for the additional listing of the Common Stock issuable upon conversion of the Preferred Stock on the Nasdaq SmallCap Market. The Company has filed all material required to be filed by it pursuant to all applicable reporting obligations under Section 13(a) or 15(d) of the Exchange Act.


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                           b.       Terms of Preferred Stock. The Terms of the
                                    Preferred Stock shall be as set forth in the form of Articles Supplementary delivered to Purchaser as Annex I.

                           c. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities; this Agreement and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Agreement and the Securities have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors' rights generally. The Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock will not subject the holders thereof to personal liability by reason of being such holders.

                           d. Proper Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole.

                           e. No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs of business prospects of the Company, or which might materially and adversely affect the properties or assets thereof, except as described in the SEC Filings.

                           f.       Non-default. The Company, except as
                                    described in the SEC Filings, is not in
                                    default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound.


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


                           g. No Misleading Statements. None of the SEC Filings, and as of their respective dates, none of the Company's other filings with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           h. No Adverse Change. There has been no material adverse change in the financial condition, earnings, business affairs or business prospects of the Company since the date of the Company's most recent Form 10-Q filed pursuant to the Exchange Act.

                           i. Absence of Non-Disclosed Facts. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that:
                                    (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company; or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement and the Preferred Stock, except as described in the SEC Filings.

                           j. Transfer Restrictions. The Company has provided its Transfer Agent with irrevocable instructions as attached hereto as Annex II (the "Irrevocable Instructions"), to issue one or more certificate(s) representing the shares of Common Stock to the holders of the Preferred Stock upon the conversion of the Preferred Stock at any time after the Closing Date without any restrictive legend or stop transfer instructions and without any further instruction or opinion from the Company, provided that the Company is presented with certificates representing shares of the Preferred Stock to be converted, together with an executed Conversion Certificate in the form of Exhibit A attached to the Articles Supplementary, and provided further that the Common Stock is being sold pursuant to the registration statement on Form S-3 as set forth in Paragraph 2(a) (iv) of this Agreement. Upon compliance with the foregoing, upon issuance, such Common Stock shall be freely transferrable on the books and records of the Company.

                           k. Non-Contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to


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


                                    which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decrees, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets.

                           l. Filings. The Company undertakes and agrees pursuant to the sale hereunder of its Securities hereunder to make all necessary filings in connection with the sale of its Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges in the United States, if any.

                  4. Covenants of the Company. For so long as any Preferred Stock held by the Purchaser shall remain outstanding, the Company covenants and agrees with the Purchaser that:

                           a. It will at all times fully reserve from its authorized but unissued shares of Common Stock such sufficient number of shares of Common Stock to permit he conversion in full of the outstanding Preferred Stock.

                           b. Upon receipt by the Company of the items set forth in Paragraph 3(1) of this Agreement, the Company will not issue stop transfer instructions to its Transfer Agent with respect to, and will not place a restrictive legend on, the certificates representing shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

                  5.       Legend.

                           a. On or prior to the Closing Date, the Company will prepare and issue on or more certificates for the Preferred Stock registered in such name or names as specified by the Purchaser and cause the same to be delivered to the Escrow Agent. Such certificate(s) and the certificates representing the Common Stock shall bear a legend in substantially the following form:

                                    These shares have been issued pursuant to the Section 4(2) exemption to the registration provisions under the Securities Act of 1933, as amended. These shares cannot be transferred, offered, or sold unless the securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.


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                                    The Company has provided its Transfer Agent
                                    with the Irrevocable Instructions and
                                    pursuant a thereto the Company shall issue one or more certificates representing shares of Common Stock upon the conversion of the Preferred Stock in accordance with the Articles Supplementary.

                                    The Company warrants that no restriction or instruction other than the foregoing instructions and a corresponding "stop transfer" restriction on the Company's stock ledger will be imposed by the Company or given by the Company to its Transfer Agent with respect to the Securities, and that, subject to the foregoing, the Preferred Stock and the Common Stock issued and issuable upon conversion of the Preferred Stock shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

                           b. The Purchaser acknowledges that the Company is under no obligation to register the Preferred Stock or the Common Stock issuable upon the conversion thereof under the Securities Act other than as set forth in
                                    Section 10 or Paragraph 2(a)(iv) hereunder.

                  6. Exemption: Reliance on Section 4(2). Purchaser understands that the offer and sale of the Preferred Stock is not being registered under the Securities Act based on the exemption from registration provided by Section 4(2) of the Securities Act. The Company is relying on such exemption.

                  7. Closing Date and Escrow Agent Closing shall be effected through delivery of funds to the Company by the Escrow Agent, and delivery of certificates evidencing the Preferred Stock to the Purchaser by the Escrow Agent. Each of the Company and the Purchaser agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

                  8. Conditions to the Company's Obligation to Sell. Purchaser understands that the Company's obligation to sell the Preferred Stock is conditioned upon:

                           a. The receipt and acceptance by the Company of this Agreement, as evidence by execution of this Agreement by the President or any Vice President or the Chief Financial Officer of the Company;

                           b. Delivery to the Escrow Agent by Purchaser of good funds as payment in full for the purchase of the Preferred Stock; and

                           c. The accuracy as of the Closing Date of the representations and warranties of the Purchaser contained in this Agreement, and performance by the Purchaser of all covenants and agreements of the Purchaser required to be performed on or before the Closing Date.


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                  9. Conditions to Purchaser's Obligation to Purchase. The
Company understands that Purchaser's obligation to purchase the Preferred Stock is conditioned upon:

                           a. Execution by Purchaser of this Agreement and the receipt of the Company's acceptance of this Agreement as provided in Paragraph 8(a) above;

                           b. Delivery of certificates evidencing the Preferred Stock to the Escrow Agent, as heretofore set forth, and by the Escrow Agent to Purchaser;

                           c. Acceptance by the Company of subscriptions from the Purchaser and other subscribers and the sale by the Company pursuant thereto of a maximum of 500 shares of Preferred Stock;

                           d. The accuracy as of the Closing Date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date; and

                           e. The filing of the Articles Supplementary attached hereto as Annex I with the Secretary of State of the State of Maryland on or before the Closing Date; and

                  10. Registration of the Securities. The Company hereby agrees that in the event that the shares of Common Stock issuable upon conversion of the Preferred Stock are not subject to an effective Registration Statement on Form S-3 filed under the Securities Act, the Company shall promptly and expeditiously file within 60 days of the Closing, and use its best efforts to cause to become effective by acceleration, within 120 days of the acceptance of this Agreement by the Company, a registration statement on Form S-3 under the Securities Act and all applicable Blue Sky Laws covering the sale of the Common Stock issuable upon conversion of the Preferred Stock. Such best efforts shall include, but not be limited to, promptly responding to all comments received by the staff of the SEC, providing Purchaser or its counsel with contemporaneous copies of all written communications from the staff of the SEC and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC. Any such registration statement shall name Purchaser from time to time directly to purchasers in the over-the-counter market through or to securities broker-dealers that may receive compensation in the form of discounts, concessions, or commissions. Any such registration statement shall remain effective for up to 12 months or until all of the Securities are sold, whichever is earlier. The Company shall provide the Purchaser with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Common Stock issuable upon conversion of the Preferred Stock. The Company shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions. The foregoing shall not in any way limit Purchaser's rights in connection with the shares of Common Stock issuable upon conversion of the Preferred Stock from selling such shares (i) pursuant to Rule 144 or (ii) pursuant to any other exemption from registration under the Securities Act.


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                  11. Governing Law. This Agreement shall be governed by and construed under the law of the State of Maryland without regard to its choice of law provision. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                  12. Survival of Representations, Warranties, and Covenant. Each of the Company's and Purchaser's representations, warranties, and covenants shall survive the execution and delivery of this Agreement and the delivery of the certificates representing the Securities.

                  13. Successors and Assigns. This Agreement shall inure the benefit of and be binding on the respective successors and assigns of the parties hereto.








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                    SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBER



                  IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he, she, or they have executed this Subscription Agreement on this ____day of _____________, 1998.


-------------------------------------------      -------------------------------
Printed Name                                     Signature



-------------------------------------------      -------------------------------
Printed Name                                     Signature




Accepted this ____ day of ___________, 1998:

FREDERICK BREWING CO.



-------------------------------------
By:

-------------------------------------
Title:














                           SIGNATURE PAGE FOR ENTITIES



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


                  IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that it has caused this Subscription Agreement to be duly executed on its behalf on this____ day of __________, 1998.



                                            ------------------------------------
                                            Printed Name of Subscriber

                                            By: ________________________________
                                                (Signature of Authorized Person)


                                            ------------------------------------
                                            (Printed Name and Title)

Accepted this _____ day of _______, 1998:

FREDERICK BREWING CO.

By:________________________

Title:_____________________


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